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                       MANAGEMENT SUBORDINATION AGREEMENT

                                  April 6, 1995

The Paul Revere Life Insurance Company,
The Paul Revere Variable Annuity
  Insurance Company,
The Paul Revere Protective Life
  Insurance Company and
Rhode Island Hospital Trust National
  Bank (as trustee for The Textron
  Collective Investment Trust)
c/o The Paul Revere Investment
  Management Corporation
18 Chestnut Street
Worcester, MA  01608

Attn: Lawrence G. Knowles, Jr.

Gentlemen:

         Reference is hereby made to the following:

         (a) The Note and Warrant Purchase Agreement dated of even date herewith (hereinafter, as it may from time to time be amended, modified or supplemented, the "AGREEMENT") by and between J&L Structural, Inc., a Delaware corporation (the "COMPANY"), The Paul Revere Investment Management Corporation, as agent (the "AGENT"), and each of you (individually, a "PURCHASER" and collectively, the "PURCHASERS");

         (b) The Management Advisory Services Agreement dated April 6, 1995 (hereinafter, as it may from time to time be amended, modified or supplemented, the "MANAGEMENT AGREEMENT") by and among the Company, J&L Holdings Corp. ("HOLDINGS") and CPT Holdings, Inc. ("MANAGEMENT"); and



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         (c) The conditions precedent, set forth in Section 10 of the Agreement, to the obligation of the Purchasers to make the purchases and other financial accommodations provided for therein, that this Agreement be executed and delivered by the Company, Holdings and Management.

         All capitalized terms used herein that are defined in the Agreement and are not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

         In order to induce the Purchasers to execute and deliver the Agreement and to consummate the transactions contemplated thereby, including, without limitation, to make the purchases and other financial accommodations provided for therein, and in consideration of the benefits expected to accrue to Management by reason of the making of the purchases from and other financial accommodations to the Company provided for in the Agreement, the Company, Holdings and Management hereby jointly and severally agree with the Purchasers, as follows:

         1. SUBORDINATION. All fees and charges now or hereafter due and payable from the Company to Management under the Management Agreement are hereinafter referred to collectively as the "SUBORDINATED FEE" and the Subordinated Fee and all other present and future indebtedness of the Company to Management [(other than sums actually expended by Management as reasonable and necessary expenses (provided such expenses, if payable to an affiliate of Management, are arm's length) incurred in connection with Management's performance of duties for which management fees are paid or payable to Management under the Management Agreement (collectively, "MANAGEMENT EXPENSES"); provided that Management Expenses shall not include any expenses paid by Management to its affiliates to the extent in excess of $50,000 in a calendar year)] is hereinafter referred to collectively as the "SUBORDINATED DEBT". The Subordinated Debt shall be subject and subordinate to the prior payment in full of all the indebtedness of the Company to the Purchasers, whether now existing or hereafter arising, and whether or not currently contemplated, including, without limitation, the indebtedness, liabilities and obligations of the Company to the Purchasers under the Agreement, the Notes, the Warrants and all other Loan Documents referred to therein (such indebtedness, liabilities and obligations, whether now existing or hereafter arising, and whether or not currently contemplated, are hereinafter referred to collectively as the "SENIOR SUBORDINATED DEBT"), in the manner and to the extent set forth herein.

         2.      PERMITTED PAYMENTS.

                 (a) The Company may not make, and Management may not demand, accept, or retain, any payment of any portion of the Subordinated Debt except as expressly permitted by the terms of subparagraph 2(b) hereinafter set forth.



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                 (b) Subject to Paragraph 3 of this Agreement, the Company may pay, and Management may receive, payments on the Subordinated Fee; provided (i) no Event of Default or Potential Default then exists under the Loan Documents, or would exist after giving effect to such payment, (ii) such payments are made in accordance with the terms of the Management Agreement and in any event not more frequently than once each month, (iii) after giving affect to each such payment Borrower would have Excess Availability of at least $1,000,000, (iv) each such payment in any month would not exceed the sum of (A) $37,500 plus (B) the excess, if any, of $12,500 over the amount actually expended by the Company during the immediately preceding month as Management Expenses (assuming estimated accounting fees for standard auditing procedures are paid on a monthly basis), and (v) after giving effect to each such payment, the aggregate amount of all such payments in any fiscal year would not exceed $600,000.

                 (c) In addition to the foregoing, the Company shall be permitted to reimburse Management for Management Expenses; provided, however, to the extent that the aggregate amount of all such Management Expenses exceeds $12,500 in any month, such Management Expenses shall be itemized and a copy of such itemization, together with such bills, invoices or other documentation as Agent may reasonably request relating to such Management Expenses shall be delivered to Agent concurrently with the financial statements required to be delivered to Lender pursuant to Section 7.2(a) of the Agreement.

         3.      INSOLVENCY.

                 In the event of

                 (a) any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors, or other similar proceeding relative to the Company or its creditors, as such, or its property, or

                 (b) any proceeding for the voluntary liquidation, dissolution or other winding up or bankruptcy proceedings of the Company,

then and in any such event:

                          (i)    All of the Senior Subordinated Debt shall
first be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of the Subordinated Debt; and

                         (ii)    Any payment or distribution of any character
payable or deliverable in respect of the Subordinated Debt (including any payment or distribution of any other indebtedness of the Company being subordinated to the Subordinated Debt), shall be paid or delivered directly to the Purchasers, or their representatives, until all Senior Subordinated Debt shall have been paid and Management, or any other person having any right to receive


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the Subordinated Debt, irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries. Management or any other person having any right to receive the Subordinated Debt shall execute and deliver to the Purchasers or their representatives all such further instruments confirming the authorization referred to in the preceding sentence as the Purchasers may request.

         4. ACTIONS BY MANAGEMENT FOR BENEFIT OF PURCHASERS. In the event that the Company shall make an assignment for the benefit of creditors or any proceedings are commenced by or against the Company under any bankruptcy, reorganization, readjustment of debt, arrangement, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect, then and in any such event and at any time thereafter, Management will, upon the written request of the Purchasers, prove, enforce and endeavor to obtain payment of the aggregate outstanding amount of all unpaid Subordinated Debt payments due and payable, or thereafter becoming due and payable from the Company to Management, and will turn over to the Purchasers in precisely the form received, any payment of any kind or character on account of such Subordinated Debt for application to the payment of the Senior Subordinated Debt. In the event that Management shall fail to take any such action requested by the Purchasers, the Purchasers may, as attorney-in-fact for Management, take such action on behalf of Management, but for the use and benefit of the Purchasers, and Management hereby appoints the Purchasers as its attorney-in-fact to demand, sue for, collect and receive every such payment and distribution and give acquittance therefor and to file claims and to take such other proceedings in the Purchasers' own name or in the name of Management or otherwise, and to vote, give consent and take any other steps with regard thereto, all as the Purchasers may deem necessary or advisable for the enforcement of this Agreement; and Management or any other holder of the Subordinated Debt will execute and deliver to the Purchasers such additional powers of attorney, assignments and other instruments as may be requested by the Purchasers in order to enable the Purchasers to enforce any and all claims upon or with respect to the aforesaid Subordinated Debt and to collect and give any and all payments or distributions that may be payable or deliverable at any time upon or with respect to such Subordinated Debt.

         5. WAIVER. Management waives any and all notice of the acceptance of this Agreement or of the creation, renewal, extension or accrual, now or at any time in the future, of any Senior Subordinated Debt, or of the reliance of the Purchasers on this Agreement. Management consents that, without notice to or further assent by Management, the indebtedness, liabilities or obligations of the Company or of any other party with respect to the Senior Subordinated Debt may from time to time, in whole or in part, be renewed, extended, modified or released by the Purchasers, as it may deem advisable, that the Agreement or any other instrument or document executed and delivered in connection therewith, may be amended, modified, supplemented or terminated, that any collateral security for any of the Senior Subordinated Debt may from time to time, in whole or in part, be exchanged, sold, or surrendered by the Purchasers, as it may deem advisable, and the Purchasers may take any




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other action it may deem necessary or appropriate in connection with the Senior
Subordinated Debt, all without and in any manner or to any extent impairing or affecting the obligations of the Company and Management contained in this Agreement.

         6. INCORRECT DISTRIBUTIONS. If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by Management from the Company in contravention of the terms of this Agreement, such payment, distribution or security shall not be commingled with any asset of Management, shall be held in trust for the benefit of the Purchasers, and shall be paid over or delivered and transferred to, the Purchasers or their representatives, for application to the payment of all Senior Subordinated Debt remaining unpaid, until all of the Senior Subordinated Debt shall have been paid in full.

         7. SUBROGATION. No payment or distribution of any kind to Management to which Management would have been entitled except for the provisions of this Agreement and which was made to or for the account of the Agent, as between the Company and Management, shall be deemed to be a payment or distribution by the Company to or for the account of Management, and from and after the payment in full in cash of the Subordinated Debt, Management shall be subrogated to the right of the Agent to receive any further payments or distributions applicable to the Subordinated Debt until the Senior Debt is paid in full in cash.

         8. AMENDMENT OF MANAGEMENT AGREEMENT. Prior to the payment in full of the Senior Subordinated Debt and notwithstanding anything contained in the Management Agreement or any other agreement or instrument evidencing the Subordinated Debt to the contrary, Management and the Company shall not, without the prior written consent of the Purchasers, amend, modify or supplement, or agree to any amendment, modification or supplement of, the Management Agreement or any other agreement or instrument evidencing the Subordinated Debt in any manner. All promissory notes and other negotiable instruments evidencing any Subordinated Debt shall bear an appropriate legend referring to this Agreement and reciting that the payment of the Subordinated Debt evidenced thereby is subject to the provisions hereof.

         9. TERMINATION OF MANAGEMENT. The parties agree that if (x) Management breaks the Management Agreement or is grossly negligent with respect to its obligations under the Management Agreement and (y) an Event of Default is continuing and as a result thereof the Notes are and remain accelerated, the Agent may, subject to the terms of the Subordination and Intercreditor Agreement, terminate the Management Agreement.

        10. MISCELLANEOUS. This Agreement may not be amended or terminated orally, but may be amended or terminated only in writing, signed by the parties hereto and the Purchasers. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced, and making specific reference to this Agreement. This Agreement shall inure to the benefit of the



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Purchasers and their successors and assigns and shall be binding upon the
Company and Management and their respective successors and assigns. This Agreement may be executed in one or more counterparts which, when taken together, shall constitute one and the same document. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.




                                                      Very truly yours,




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                                          CPT HOLDINGS, INC.

                                          BY___________________________________
                                                                          TITLE


AGREED TO AND ACCEPTED:

J&L STRUCTURAL, INC.

BY__________________________________
                               TITLE

J&L HOLDINGS CORP.

BY__________________________________
                               TITLE

THE PAUL REVERE INVESTMENT MANAGEMENT
  CORPORATION

BY___________________________________
                                TITLE

THE PAUL REVERE INVESTMENT MANAGEMENT
CORPORATION, AS AGENT FOR
THE PAUL REVERE LIFE INSURANCE COMPANY

BY___________________________________
                                TITLE


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THE PAUL REVERE INVESTMENT MANAGEMENT
CORPORATION, AS AGENT FOR
THE PAUL REVERE PROTECTIVE LIFE

INSURANCE COMPANY

BY___________________________________
                                TITLE

THE PAUL REVERE INVESTMENT MANAGEMENT
CORPORATION, AS AGENT FOR

THE PAUL REVERE VARIABLE
ANNUITY INSURANCE COMPANY

BY___________________________________
                                TITLE

RHODE ISLAND HOSPITAL TRUST NATIONAL
BANK, AS TRUSTEE FOR

THE TEXTRON COLLECTIVE
INVESTMENT TRUST

BY___________________________________
                                TITLE